Exhibit 4.2

144A GLOBAL NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER
(1) REPRESENTS THAT
(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT,
(B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR
(C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND
(2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY
(A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,
(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
(E) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE TRUSTEE A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, OR
(F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) OR (F) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

RULE 144A GLOBAL NOTE
6.75% Senior Note due 2021

	CUSIP	36467W AB5
	ISIN:	US36467WAB54
No. R-1		$475,000,000

GAMESTOP CORP.
promise to pay to CEDE & CO., INC. or registered assigns, the principal sum of FOUR HUNDRED SEVENTY-FIVE MILLION DOLLARS ($475,000,000) on March 15, 2021.
Interest Payment Dates: March 15 and September 15, commencing September 15, 2016.
Record Dates: March 1 and September 1.
Dated: March 9, 2016.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

GAMESTOP CORP.
By:	/s/ Robert A. Lloyd
Name:Robert A. Lloyd
Title:Executive Vice President and Chief Financial Officer

[Signature Page to 144A Note]

This is one of the Global Notes referred to in the within-mentioned Indenture: U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Jack Ellerin
Authorized Signatory
Dated: March 9, 2016

[Signature Page to 144A Note]

(Back of Note)

6.75% Senior Note due 2021
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.    Interest. GAMESTOP CORP., a Delaware corporation (the “Issuer”), promises to pay interest on the principal amount of this Note at 6.75% per annum until maturity. The Issuer shall pay interest semi-annually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided, however, that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be September 15, 2016. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time at the interest rate then in effect under the Indenture and this Note; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest, if any, from time to time at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer shall pay interest on the Notes (except defaulted interest) to the Persons in whose name this Note is registered at the close of business on the March 1 or September 1 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes shall be payable as to principal, premium, if any, and interest, if any, at the office or agency of the Issuer maintained for such purpose or may be made by check mailed to the registered address of the Holders. Additionally, at the option of the Issuer, payment of principal, premium, if any, and interest, if any, may be made by wire transfer of immediately available funds to the Holders that shall have provided wire transfer instructions to the Issuer or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    Paying Agent and Registrar. Initially, U.S. Bank National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.
4.    Indenture. The Issuer issued the Notes under an Indenture dated as of March 9, 2016 (“Indenture”) among the Issuer, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb) (the “TIA”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Issuer unlimited in aggregate principal amount.
5.    Optional Redemption.

(a)Except as set forth in paragraph (b) or (c) below, the Notes will not be redeemable at the Issuer’s option prior to March 15, 2018. On or after such date, the Issuer may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice (except that redemption notices may be provided more than 60 days prior to a redemption date if such notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture), at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the Notes redeemed, to, but not including, the applicable redemption date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on March 15 of the years indicated below:

Year	Redemption Price
2018	105.063%
2019	103.375%
2020 and thereafter	100.000%

(b)In addition, at any time on or prior to March 15, 2018, the Issuer may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture at a redemption price of 106.750% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date that is on or prior to the redemption date), with the net cash proceeds of any one or more Equity Offerings; provided that:
(i)at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (excluding Notes held by the Issuer and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and
(ii)the redemption occurs within 120 days of the closing of such Equity Offering.
(c)At any time on or prior to March 15, 2018, the Notes may be redeemed, in whole or in part at the option of the Issuer, upon not less than 30 nor more than 60 days’ prior notice (except that redemption notices may be provided more than 60 days prior to a redemption date if such notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture), mailed by first-class mail to each holder’s registered address or, if the Notes are held through the Depositary, through the Applicable Procedures, at a redemption price equal to 100% of the principal amount of such Notes to be redeemed plus the Applicable Premium then in effect, plus accrued and unpaid interest, if any, to, but not including, the date of the redemption (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date that is on or prior to the redemption date) (the “Make-Whole Redemption Date”).
6.    Notice of Redemption. Notice of redemption shall be mailed or, if the Notes are held through the Depositary, provided through the Applicable Procedures, at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess of $2,000. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.
7.    Mandatory Redemption. The Issuer shall not be required to make any sinking fund payments with respect to the Notes. Except as provided in Section 4.12 or 4.17 of the Indenture, the Issuer shall not be required to make any mandatory redemption or repurchase with respect to the Notes.
8.    Repurchase at Option of Holder.

(a)    Upon the occurrence of a Change of Control, each Holder shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to a Change of Control Offer at an offer price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the Change of Control Payment Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).
(b)    When the aggregate amount of Excess Proceeds from Asset Sales exceeds $50.0 million, the Issuer will be required to make an Asset Sale Offer, which offer shall be in the amount of the Allocable Excess Proceeds (rounded to the nearest $1,000), on a pro rata basis according to principal amount (of a minimum $2,000 or integral multiples of $1,000 in excess thereof), at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Purchase Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), in accordance with the procedures (including prorating in the event of oversubscription) set forth in the Indenture. To the extent that any portion of the amount of Excess Proceeds remains after compliance with the preceding sentence and provided that all Holders of Notes have been given the opportunity to tender their Notes for purchase in accordance with the Indenture, the Issuer or such Restricted Subsidiary may use such remaining amount for any purpose not restricted by the Indenture and the amount of Excess Proceeds will be reset to zero. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Issuer prior to any related Purchase Date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” on the reverse of the Notes.
9.    Denominations, Transfer and Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note shall represent the aggregate principal amount of outstanding Notes from time to time endorsed hereon, and the aggregate principal amount of Notes represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
11.    Amendment, Supplement and Waiver. The Indenture, the Subsidiary Guarantees and the Notes may be amended or supplemented as provided in the Indenture.
12.    Defaults and Remedies. The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Issuer, the Subsidiary Guarantors, the Trustee and the Holders will be as set forth in the applicable provisions of the Indenture.

13.    Trustee Dealings with Issuer. Subject to certain limitations, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee.
14.    No Recourse Against Others. No past, present or future director, officer, employee, incorporator, Affiliate or holder of Capital Stock of the Issuer as such, shall have any liability for any obligations of the Issuer under the Indenture, the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.
15.    Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
16.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
17.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
GameStop Corp.
625 Westport Parkway
Grapevine Texas 76051
Attention: Chief Financial Officer
18.    Governing Law. The internal law of the State of New York shall govern and be used to construe this Note without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.12 or 4.17 of the Indenture, check the box below:
☐    Section 4.12
☐    Section 4.17
If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 4.12 or Section 4.17 of the Indenture, state the amount you elect to have purchased: $_____________________

Date:	Your Signature:

(Sign exactly as your name appears on the Note)
Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Assignment Form
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to

(Insert assignee’s social security or other tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint

as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Note)
SIGNATURE GUARANTEE:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Note Custodian

REGULATION S GLOBAL NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER
(1) REPRESENTS THAT
(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT,
(B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR
(C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND
(2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY
(A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,
(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
(E) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE TRUSTEE A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, OR
(F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) OR (F) ABOVE, THE

COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

REGULATION S GLOBAL NOTE
6.75% Senior Note due 2021

	CUSIP	U36328 AB5
	ISIN:	USU36328AB58
No. S-1		$0

GAMESTOP CORP.
promise to pay to CEDE & CO., INC. or registered assigns, the principal sum of ZERO DOLLARS ($0) on March 15, 2021.
Interest Payment Dates: March 15 and September 15, commencing September 15, 2016.
Record Dates: March 1 and September 1.
Dated: March 9, 2016.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

GAMESTOP CORP.
By:	/s/ Robert A. Lloyd
Name:Robert A. Lloyd
Title:Executive Vice President and Chief Financial Officer

[Signature Page to Regulation S Note]

This is one of the Global Notes referred to in the within-mentioned Indenture: U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Jack Ellerin
Authorized Signatory
Dated: March 9, 2016

[Signature Page to Regulation S Note]

(Back of Note)
6.75% Senior Note due 2021
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.    Interest. GAMESTOP CORP., a Delaware corporation (the “Issuer”), promises to pay interest on the principal amount of this Note at 6.75% per annum until maturity. The Issuer shall pay interest semi-annually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided, however, that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be September 15, 2016. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time at the interest rate then in effect under the Indenture and this Note; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest, if any, from time to time at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer shall pay interest on the Notes (except defaulted interest) to the Persons in whose name this Note is registered at the close of business on the March 1 or September 1 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes shall be payable as to principal, premium, if any, and interest, if any, at the office or agency of the Issuer maintained for such purpose or may be made by check mailed to the registered address of the Holders. Additionally, at the option of the Issuer, payment of principal, premium, if any, and interest, if any, may be made by wire transfer of immediately available funds to the Holders that shall have provided wire transfer instructions to the Issuer or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    Paying Agent and Registrar. Initially, U.S. Bank National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.
4.    Indenture. The Issuer issued the Notes under an Indenture dated as of March 9, 2016 (“Indenture”) among the Issuer, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb) (the “TIA”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Issuer unlimited in aggregate principal amount.
5.    Optional Redemption.

(d)Except as set forth in paragraph (b) or (c) below, the Notes will not be redeemable at the Issuer’s option prior to March 15, 2018. On or after such date, the Issuer may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice (except that redemption notices may be provided more than 60 days prior to a redemption date if such notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture), at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the Notes redeemed, to, but not including, the applicable redemption date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on March 15 of the years indicated below:

Year	Redemption Price
2018	105.063%
2019	103.375%
2020 and thereafter	100.000%

(e)In addition, at any time on or prior to March 15, 2018, the Issuer may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture at a redemption price of 106.750% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date that is on or prior to the redemption date), with the net cash proceeds of any one or more Equity Offerings; provided that:
(i)at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (excluding Notes held by the Issuer and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and
(ii)the redemption occurs within 120 days of the closing of such Equity Offering.
(f)At any time on or prior to March 15, 2018, the Notes may be redeemed, in whole or in part at the option of the Issuer, upon not less than 30 nor more than 60 days’ prior notice (except that redemption notices may be provided more than 60 days prior to a redemption date if such notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture), mailed by first-class mail to each holder’s registered address or, if the Notes are held through the Depositary, through the Applicable Procedures, at a redemption price equal to 100% of the principal amount of such Notes to be redeemed plus the Applicable Premium then in effect, plus accrued and unpaid interest, if any, to, but not including, the date of the redemption (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date that is on or prior to the redemption date) (the “Make-Whole Redemption Date”).
6.    Notice of Redemption. Notice of redemption shall be mailed or, if the Notes are held through the Depositary, provided through the Applicable Procedures, at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess of $2,000. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.
7.    Mandatory Redemption. The Issuer shall not be required to make any sinking fund payments with respect to the Notes. Except as provided in Section 4.12 or 4.17 of the Indenture, the Issuer shall not be required to make any mandatory redemption or repurchase with respect to the Notes.
8.    Repurchase at Option of Holder.

(a)    Upon the occurrence of a Change of Control, each Holder shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to a Change of Control Offer at an offer price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the Change of Control Payment Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).
(b)    When the aggregate amount of Excess Proceeds from Asset Sales exceeds $50.0 million, the Issuer will be required to make an Asset Sale Offer, which offer shall be in the amount of the Allocable Excess Proceeds (rounded to the nearest $1,000), on a pro rata basis according to principal amount (of a minimum $2,000 or integral multiples of $1,000 in excess thereof), at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Purchase Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), in accordance with the procedures (including prorating in the event of oversubscription) set forth in the Indenture. To the extent that any portion of the amount of Excess Proceeds remains after compliance with the preceding sentence and provided that all Holders of Notes have been given the opportunity to tender their Notes for purchase in accordance with the Indenture, the Issuer or such Restricted Subsidiary may use such remaining amount for any purpose not restricted by the Indenture and the amount of Excess Proceeds will be reset to zero. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Issuer prior to any related Purchase Date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” on the reverse of the Notes.
9.    Denominations, Transfer and Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note shall represent the aggregate principal amount of outstanding Notes from time to time endorsed hereon, and the aggregate principal amount of Notes represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
11.    Amendment, Supplement and Waiver. The Indenture, the Subsidiary Guarantees and the Notes may be amended or supplemented as provided in the Indenture.
12.    Defaults and Remedies. The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Issuer, the Subsidiary Guarantors, the Trustee and the Holders will be as set forth in the applicable provisions of the Indenture.

13.    Trustee Dealings with Issuer. Subject to certain limitations, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee.
14.    No Recourse Against Others. No past, present or future director, officer, employee, incorporator, Affiliate or holder of Capital Stock of the Issuer as such, shall have any liability for any obligations of the Issuer under the Indenture, the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.
15.    Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
16.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
17.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
GameStop Corp.
625 Westport Parkway
Grapevine Texas 76051
Attention: Chief Financial Officer

18.    Governing Law. The internal law of the State of New York shall govern and be used to construe this Note without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.12 or 4.17 of the Indenture, check the box below:
☐    Section 4.12
☐    Section 4.17
If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 4.12 or Section 4.17 of the Indenture, state the amount you elect to have purchased: $_____________________

Date:	Your Signature:

(Sign exactly as your name appears on the Note)
Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Assignment Form
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to

(Insert assignee’s social security or other tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint

as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Note)
SIGNATURE GUARANTEE:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Note Custodian